SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 14:  SUBSEQUENT EVENTS

1.
Between June 30, 2025 and the date of issuance of the financial statements, the Company issued a total of 1,062,199 ordinary shares under its At-the-Market (ATM) offering program, raising aggregate gross proceeds of approximately $2.7 million.

2.
On July 10, 2025, the Company entered into a Preferred Stock Purchase Agreement (the “Purchase Agreement”) with LayerBio, Inc. (“LayerBio”) for the acquisition of 7,331,378 preferred shares of LayerBio, representing 51% of the issued and outstanding share capital of LayerBio on a fully diluted basis (the “Acquisition”). On August 13, 2025, the Acquisition closed, making LayerBio a majority-owned subsidiary of the Company. The Company paid $600 at the closing of the Acquisition (net of a $50 bridge loan that the Company previously made to LayerBio in June 2025). The Purchase Agreement further provides for up to $2.4 million of additional potential investment in four tranches, which are contingent upon the achievement of specific milestones related to a planned Phase II clinical trial that LayerBio plans on conducting.

3.	Between June 30, 2025 and the date of issuance of the financial statements, Bladeranger exercised pre-funded warrants into a total of 840,000 ordinary shares at an exercise price of $0.01 per share.